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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 28, 2003


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         DELAWARE                     0-21139                    38-3185711
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



                               2791 RESEARCH DRIVE
                         ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                          [FORMER NAME AND/OR ADDRESS]
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On October 28, 2003, Dura Automotive Systems, Inc. issued a press release announcing an offering of senior notes through its wholly owned subsidiary, Dura Operating Corp. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     99.1 Press release dated October 28, 2003, DURA Automotive Announces Note Offering



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   DURA AUTOMOTIVE SYSTEMS, INC.


                                     /s/  David Bovee
                                     -------------------------------------------
Date: October 31, 2003             By:    David Bovee
                                   Its:   Vice President, Chief Financial
                                          Officer, and Assistant Secretary
                                          (principal accounting and financial
                                          officer)